Exhibit 10

奥星制药公司CFO聘用合同
Aoxing Pharmaceutical Company, Inc. CFO employment contract

甲方：奥星制药公司
Party A: Aoxing Pharmaceutical Company, Inc.
乙方：周炳泉
Party B: Wilfred Chow
       经甲乙双方友好协商一致同意如下条款
Party A and Party B agreed to reach the following terms and conditions after friendly negotiation.

一.	聘用
Article 1. Employment
1、1：期限，本合同自2015年1月1日起至2017年12月31日，有效期3年。
1.1 Term: this contract would come into effect from Jan. 1st, 2015 to Dec. 31st, 2017, the term of contact is 3 years.
1、2：职位：首席财务官（CFO）；
1.2 Title: Chief Finance Officers.
1、3：职责，负责上市公司及子公司的全面财务管理工作，负责公司资本市场的交易性非交易性路演宣传与投行投资人的沟通及融资管理工作，负责公司财务报表的合并书写季度、年度财务报告并与SEC和纽约交易所保持沟通联系汇报，负责与美国审计师、律师、投行、公关公司的联络。协助公司研究院国际制药研发项目的研发合作，及CEO临时交给的其它工作。
1.3 Responsibility: in charge of the overall financial management work of the listing company and subsidiary company; organize transactional- and non-transactional road shows in capital market as well as the communication with investors from investment banks as well as money-raising management; responsible for the quarter and annual consolidated financial statements and keep in touch with officers from SEC and NYSE; contact with auditors, lawyers, investment banks as well as PR company in US; assist the research institute of company with the cooperation  in international pharmaceutical R&D project; undertake other tasks appointed by CEO.

第二节：薪水待遇
Article 2. Emolument
2、1：基本工资：每年25万美元，每月分别为20833美元。
2.1 Basic wage: USD 250 thousand per year, with USD 20833 in every month.
2、2：股票：合约生效日一次发放30万股限制性奥星股票，分3年解禁：2016年1月1日解限10万股票，2017年1月1日解限10万股票，2018年1月1日解限10万股票。
 2.2 Share: grant a total of 300 thousand restricted share  will be vested over three years: 100 thousand shares to be vested on Jan. 1st, 2016, 100 thousand to be vested on Jan. 1st, 2017, and 100 thousand shares to be vested on Jan. 1st, 2018.
       合约生效日毎年给予30万公司股票期权， 行权价格订在合约日。期权分3年解限，2016年1月1日解限10万期权，2017年1月1日解限10万期权，2018年1月1日解限10万期权。
300 thousand share options will be granted at the contract date with exercise price at the grant date.  The option will be vested over 3 years. 100 thousand share options to be vested on Jan. 1st, 2016;  100 thousand share options to be vested on Jan. 1st, 2017, 100 thousand share options to be vested on Jan. 1st, 2018.

 第三节：合同期满和终止
Article 3 The expiration and termination of contract
合同期满后双方协商可继续签定合同。
Both parties would negotiate on renew the contract after the due date of contract.
3.1、甲方在合同期内无正当理由解除其合同，甲方付给乙方2个月工资和与任职期工资相等时间的股票奖励。
3.1 Party A should not cancel the contract without proper reason, Party A would pay Party B 2 month wage and share awards which equals to the wage amount of tenure.
3.2、乙方因身体原因确实无能力工作从因病休假之日起甲方支付乙方2个月工资。
3.2 Party A would pay Party B 2 month wage when Party B is incapable of working and request for a sick leave due to health reasons.
3.3、乙方因以下原因而被解聘甲方不予补偿工资：
3.3 Party A would compensate no wage in case Party B was dismissed due to the following reasons:
a、）乙方故意拒绝执行职责或犯重大失职。
Party B deliberately refuse to undertake the duty or dereliction of duty.
b、）乙方明显触犯公司利益。
Party B obviously violate the benefit of company.
c、）乙方多次不执行CEO和董事会指示。
Party B failed to execute the directions from CEO and board of directors.
d、）乙方触犯法律。任何其它与公司相关违法、违反公司规章制度行为。
Party B break the law. Party B conduct other behaviors which relative to company and violate the law or company rules and regulations.
e、）乙方不能按时完成公司重大融资及战略任务。
Party B failed to achieve the critical financing task and strategic task of the company.
3.4、乙方辞职必须提前4个月提出，待甲方找到新的CFO上任后履行完审计手续后方可离职。否则视为乙方违约，乙方将赔偿甲方2个月工资、并取消年终股票。对公司造成重大损失的要付法律责任。甲方辞退乙方必须4个月提出，否则视为违约，甲方赔偿乙方2个月工资。
3.4 Party B should notice Party A in 4 month advance in case of party B resign the post, Party B would remain in the post until Party A employed new CFO and completed the audit work. Otherwise Party B shall be seemed as breach the contract and compensate 2 month wage and withdraw the annual share options. Party B should further undertake the legal liability of loss of company result from the breach. Party A should notice Party B in 4 month advance in case Party A dismiss Party B, Party A should further compensate Party B with 2 month wage.

第四节：非竟争条款及保密
Article 4 Non-competitive and confidential terms
4、1：乙方在公司雇用期或接受公司待遇期间不可以以任何形式为竞争对手服务。
4.1 Party A should not provide service in any patterns to competitors in the term of employment or receiving compensations from the company.
乙方在甲方任职或接受待遇期间不允许兼任其它公司社会团体有利益的职位（经甲方书面同意者除外）。
Party B should not take other profitable post of other corporations or entities in the term of employment or receiving compensations from the company (except Party B obtained consent from Party A in written) .
4、2：乙方任何时候不得泄露任何公司秘密。
4.2 Party B should keep the information of the company confidential under any circumstances.

第五节：本合同适用于美国法律。
Article 5 The contract shall apply laws in US.

甲方：奥星制药公司
Party A: Aoxing Pharmaceutical Company, Inc.
董事长签名：/s/ Zhenjiang Yue
Signature of CEO

日期：2015、1、1日
Date: Dec. 18th, 2014

乙方：周炳泉
Party B: Wilfed Chow:
签名：/s/ Wilfred Chow
 Signature:

日期：2015、1、1日
 Date: Dec. 18th, 2014